F I R S T C A S H H O L D I N G S , I N C . P . 1 NASDAQ: FCFS I n v e s t o r P r e s e n t a t i o n — J u l y 2 0 2 4 EXHIBIT 99.1

F I R S T C A S H H O L D I N G S , I N C . P . 2 NASDAQ: FCFS THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION, OUTLOOK AND PROSPECTS OF FIRSTCASH HOLDINGS, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD- LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS, OUTLOOK AND FUTURE PLANS. FORWARD- LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. WHILE THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, RISKS RELATED TO THE EXTENSIVE REGULATORY ENVIRONMENT IN WHICH THE COMPANY OPERATES; RISKS ASSOCIATED WITH THE LEGAL AND REGULATORY PROCEEDINGS THAT THE COMPANY IS A PARTY TO OR MAY BECOME A PARTY TO IN THE FUTURE, INCLUDING THE CONSUMER FINANCIAL PROTECTION BUREAU (THE “CFPB”) LAWSUIT FILED AGAINST THE COMPANY; RISKS RELATED TO THE COMPANY’S ACQUISITIONS, INCLUDING THE FAILURE OF THE COMPANY’S ACQUISITIONS TO DELIVER THE ESTIMATED VALUE AND BENEFITS EXPECTED BY THE COMPANY AND THE ABILITY OF THE COMPANY TO CONTINUE TO IDENTIFY AND CONSUMMATE ACQUISITIONS ON FAVORABLE TERMS, IF AT ALL; POTENTIAL CHANGES IN CONSUMER BEHAVIOR AND SHOPPING PATTERNS WHICH COULD IMPACT DEMAND FOR THE COMPANY’S PAWN LOAN, RETAIL, LEASE-TO-OWN (“LTO”) AND RETAIL FINANCE PRODUCTS; LABOR SHORTAGES AND INCREASED LABOR COSTS; A DETERIORATION IN THE ECONOMIC CONDITIONS IN THE UNITED STATES AND LATIN AMERICA, INCLUDING AS A RESULT OF INFLATION, ELEVATED INTEREST RATES AND HIGHER GAS PRICES, WHICH POTENTIALLY COULD HAVE AN IMPACT ON DISCRETIONARY CONSUMER SPENDING AND DEMAND FOR THE COMPANY’S PRODUCTS; CURRENCY FLUCTUATIONS, PRIMARILY INVOLVING THE MEXICAN PESO; COMPETITION THE COMPANY FACES FROM OTHER RETAILERS AND PROVIDERS OF RETAIL PAYMENT SOLUTIONS; THE ABILITY OF THE COMPANY TO SUCCESSFULLY EXECUTE ON ITS BUSINESS STRATEGIES; CONTRACTION IN SALES ACTIVITY AT AFF’S MERCHANT PARTNERS; AND OTHER RISKS DISCUSSED AND DESCRIBED IN THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), INCLUDING THE RISKS DESCRIBED IN PART 1, ITEM 1A, “RISK FACTORS” THEREOF, AND OTHER REPORTS FILED WITH THE SEC. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD- LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Famous
JEWELRY
WE BUY
GOLD
NEED CASH NOW?
NO PROBLEM!

FirstCash®

WE ARE THE LEADING OPERATOR OF PAWN STORES IN THE U.S. AND LATIN AMERICA, AND A LEADING PROVIDER OF RETAIL POINT-OF-SALE ("POS") PAYMENT SOLUTIONS…

OUR BUSINESS:

PAWN OPERATIONS

— U.S. PAWN: 29 STATES AND THE DISTRICT OF COLUMBIA

— LATIN AMERICA PAWN : MEXICO, GUATEMALA, COLOMBIA AND EL SALVADOR

RETAIL POS PAYMENT SOLUTIONS

— AMERICAN FIRST FINANCE ("AFF") PROVIDES LEASE-TO-OWN ("LTO") AND RETAIL POINT-OF-SALE PAYMENT SOLUTIONS

— AVAILABLE IN ALL 50 STATES IN THE U.S., THE DISTRICT OF COLUMBIA AND PUERTO RICO

INCOME BY SEGMENT


19%
22%
59%
PRE-TAX
SEGMENT INCOME
U.S. PAWN
LATAM PAWN
RETAIL POS PAYMENT SOLUTIONS

YTD JUNE 2024

TOTAL PAWN = 81%

FIRSTCASH HOLDINGS, INC.

P. 3

F I R S T C A S H H O L D I N G S , I N C . P . 4 NASDAQ: FCFSDIVERSIFIED REVENUE STREAM PAWN FEES 22% RETAIL PAWN SALES 44% SCRAP JEWELRY SALES 3% PAWN FEES 45% SCRAP JEWELRY GROSS PROFIT 1% RETAIL PAWN GROSS PROFIT 36% $3.3B TOTAL REVENUE $1.6B NET REVENUE RETAIL POS PAYMENT SOLUTIONS 18% RETAIL POS PAYMENT SOLUTIONS 31% TTM AS OF JUNE 2024

P . 5F I R S T C A S H H O L D I N G S , I N C . PAWN OPERATIONS NASDAQ: FCFS

F I R S T C A S H H O L D I N G S , I N C . P . 6 NASDAQ: FCFS With over 12 million individual pre- owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas… PAWN OVERVIEW FIRSTCASH IS THE LEADING INTERNATIONAL OPERATOR OF PAWN STORES WITH MORE THAN 3,000 RETAIL PAWN LOCATIONS AND 19,000 EMPLOYEES IN 29 U.S. STATES, THE DISTRICT OF COLUMBIA AND FOUR COUNTRIES IN LATIN AMERICA INCLUDING MEXICO, GUATEMALA, COLOMBIA AND EL SALVADOR… Provide quick and convenient retail and credit solutions to unbanked, under-banked and credit-challenged customers MISSION Grow revenues and income by opening new retail pawn locations, acquiring existing pawn stores in strategic markets and increasing revenue and operating profits in existing stores BUSINESS STRATEGYPawn stores are neighborhood-based retail locations that buy and sell pre-owned consumer products such as jewelry, electronics, tools, appliances, sporting goods and musical instruments, and make small consumer pawn loans PAWN INDUSTRY BRANDS OUR CUSTOMERS KNOW AND TRUST “About 53 million U.S. adults don’t have credit scores. Another roughly 56 million have subprime scores. Some have a checkered borrowing history or high debt loads. But others, banks point out, just don’t have traditional borrowing backgrounds, often because they are new to the U.S. or pay for most expenses with cash” — THE WALL STREET JOURNAL National Pawn Trust, Value, Satisfaction. Guaranteed SM

F I R S T C A S H H O L D I N G S , I N C . P . 7 NASDAQ: FCFSPAWN PRODUCT OVERVIEW $89 $260 $0 $50 $100 $150 $200 $250 $300 LATAM U.S. PAWN LOANS ARE CUSTOMER FRIENDLY ‒ NON-RECOURSE LOANS ‒ NO CREDIT CHECK OR BANK ACCOUNT REQUIRED ‒ NO COLLECTION ACTIVITY OR REPORTING TO CREDIT BUREAUS PAWN LOANS ARE SMALL AND AFFORDABLE ‒ TYPICALLY, 30-TO-60-DAY TERM ‒ AVERAGE LOAN SIZE: 1 2 As of 06/30/2024 4 PAWN TRANSACTION CYCLE TOTAL TRANSACTION TIME GENERALLY LESS THAN 15 MINUTES PAWN LOANS HAVE LIMITED CREDIT RISK ‒ FULLY COLLATERALIZED WITH PERSONAL PROPERTY ‒ COLLATERAL HELD IN SECURE BACKROOM OF STORE ‒ RAPID LIQUIDATION OF FORFEITED COLLATERAL THROUGH PAWNSHOP RETAIL OPERATIONS 3 TYPICAL RETAIL MARGIN: 35% - 45% AVERAGE MONTHLY FEE OF $25 - $30 IN THE U.S. AND $11 - $14 IN LATAM CUSTOMER DOES NOT REPAY LOAN OR FEE — COLLATERAL FORFEITS CUSTOMER REPAYS LOAN & PAWN SERVICE FEE — COLLATERAL RETURNED TO CUSTOMER ~25% - 30% ~70% - 75% CUSTOMER NEEDING CASH ENTERS STORE WITH PERSONAL ASSET MAKE DECISION TO SELL OR TAKE A PAWN LOAN ~25% ~75% SELLS ASSET TO COMPANY PAWN LOAN (COLLATERALIZED WITH ASSET) RETAIL INVENTORY RETAIL SALES PAWN FEES

FirstCash
Nasdaq: FCFS

Data Analytics Deliver Scalable High-Performing Operating Metrics

1. Data from over 3,000 locations continually captured and refreshed from more than 12 million annual retail transactions
   - Inventory sales database provides real-time pricing, turnover and margin data by merchandise category
   - Pawn lending metrics including collateral mix, loan-to-value and redemption rates are tracked continually
2. FirstCash utilizes its proprietary data and algorithms to determine collateral value and expected retail pricing
3. Analytics and algorithms provide product and customer performance metrics that drive predictable yields and optimized retail sales margins



FIRSTCASH HOLDINGS, INC.
P. 8

F I R S T C A S H H O L D I N G S , I N C . P . 9 NASDAQ: FCFSPAWN HAS PERFORMED WELL ACROSS ECONOMIC CYCLES $3.3 $3.9 $4.3 $4.8 $4.9 $5.2 $5.3 $5.2 $5.2 $5.4 $5.9 $6.0 $6.0 $5.0 $5.4 $5.7 $5.9 $6.0 $0.0 $2.5 $5.0 $7.5 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q2_2024 $555 $612 $654 $717 $782 $828 $816 $782 $743 $717 $743 $776 $799 $726 $686 $806 $882 $924 $0 $250 $500 $750 $1,000 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q2_2024 Financial Crisis COVID PAWN RECEIVABLES ARE FULLY COLLATERALIZED AND SUBJECT TO VERY MINIMAL CONSUMER CREDIT RISK CREDIT TIGHTENING BY UNSECURED LENDERS DRIVES INCREASED DEMAND FOR PAWN LOANS DURING THE FINANCIAL CRISIS: ‒ STORES IN THE U.S. SAW A 50% INCREASE IN PAWN RECEIVABLES FROM 2007 TO 2012; LATAM STORES SAW GROWTH OF 31% OVER THE SAME PERIOD ‒ RETAIL GROSS PROFIT IN THE U.S. INCREASED 25% FROM 2007 TO 2012; LATAM STORES INCREASED 59% OVER THE SAME PERIOD CURRENT TRAILING TWELVE-MONTH GROSS PROFIT PERFORMANCE IS NOW ABOVE RESULTS DURING THE GREAT FINANCIAL CRISIS LATAM LEGACY1 CORE GROSS PROFIT PESO $ IN MILLIONS — AVG TTM PER STORE DOMESTIC LEGACY1 CORE GROSS PROFIT $ IN THOUSANDS — AVG TTM PER STORE 1 Core pawn GP from legacy U.S. and LatAm First Cash stores in operation since 2007 1 2 3 4 PAWN FEESRETAIL GROSS PROFIT Financial Crisis COVID

PAWN COLLATERAL AND INVENTORY COMPOSITION

FirstCash NASDAQ: FCFS


JEWELRY
ELECTRONICS
TOOLS
SPORTING GOODS
MUSICAL INSTRUMENTS
OTHER
U.S. PAWN
70%
11%
PAWN COLLATERAL
57%
12%
INVENTORY
LATAM PAWN
37%
44%
PAWN COLLATERAL
31%
51%
INVENTORY
CONSOLIDATED PAWN
61%
20%
PAWN COLLATERAL
50%
23%
INVENTORY

As of 06/30/2024

FIRSTCASH HOLDINGS, INC.
P. 10

F I R S T C A S H H O L D I N G S , I N C . P . 1 1 NASDAQ: FCFS 66 123 282 595 906 2,085 2,679 1988 1989 – 1996 1997 – 2001 2002 – 2005 2006 - 2010 2011 – 2013 2014 – 2016 2017 – 2019 2020 – 2024 FIRSTCASH PAWN SEGMENT HISTORY PRIMARY LONG-TERM BUSINESS PLAN IS TO CONTINUE GROWING PAWN REVENUES AND INCOME BY OPENING NEW (“DE NOVO”) RETAIL PAWN LOCATIONS, ACQUIRING EXISTING PAWN STORES IN STRATEGIC MARKETS AND INCREASING REVENUE AND OPERATING PROFITS IN EXISTING STORES… FIRST ACQUIRED STORE SUITLAND, MD USA FIRST STORE 1988 HALTOM CITY, TX USA 100+ STORES IN MEXICO OVER 260 DE NOVO STORES OPENINGS 500TH LATAM STORE OPENED FIRST STORES IN MEXICO 100TH DE NOVO STORE WORLDWIDE 500TH DE NOVO STORE OPENED 300+ TOTAL STORES IN MEXICO CASH AMERICA MERGER: (OVER 800 U.S. STORES) MAXI PRENDA ACQUISITION: (FIRST STORES IN GUATEMALA & EL SALVADOR) 530+ STORE ACQUISITION FIRST STORES IN COLOMBIA 544 STORES ADDED SINCE 2020 287 NEW STORE OPENINGS AND 257 ACQUIRED SINCE 2017 — 1,321 PAWN STORES HAVE BEEN OPENED OR ACQUIRED 1 As of 06/30/2024 NOW CELEBRATING OUR 25TH ANNIVERSARY IN MEXICO 3,018 MILESTONE: OVER 3,000 STORES

SUSTAINABILITY IS CORE TO FIRSTCASH

Replacing Take → Make → Dispose with Buy → Use → Return

FirstCash
NASDAQ: FCFS

PAWNSHOPS PIONEERED CIRCULAR ECONOMY

— NEIGHBORHOOD-BASED STORES CONTRIBUTE TO THE MODERN "CIRCULAR ECONOMY"

EXTENDING LIFE CYCLE OF CONSUMER PRODUCTS

— INVENTORY IS PRE-OWNED MERCHANDISE WHICH IS SOURCED AND THEN RECYCLED WITHIN EACH STORE'S GEOGRAPHIC NEIGHBORHOOD

SAVING WATER AND CARBON EMISSIONS WITH NO PACKAGING OR HAZARDOUS WASTE

— LOCAL SOURCING OF PRE-OWNED GOODS ELIMINATES CARBON FOOTPRINT OF MANUFACTURING FACILITIES, DISTRIBUTION CENTERS AND TRANSPORTATION SERVICES

SAFE ENVIRONMENT

— BUY AND RESELL POPULAR CONSUMER PRODUCTS IN A SAFE AND SECURE ENVIRONMENT FOR EMPLOYEES AND CUSTOMERS



FIRSTCASH HOLDINGS, INC.

P. 12

P . 1 3 NASDAQ: FCFSCOMMITMENT TO SOCIAL RESPONSIBILITY EMPLOYEE EMPOWERMENT ‒ EMPLOYEE-TRAINING PROGRAMS THAT PROMOTE CUSTOMER SERVICE AND PROFESSIONALISM ‒ SPECIALIZED SKILL TRAINING PROGRAMS IN LENDING PRACTICES, MERCHANDISE VALUATION AND REGULATORY COMPLIANCE ‒ PROFIT SHARING PROGRAMS WHICH PAY ON AVERAGE 4-5% OF GROSS PROFIT DIRECTLY TO EMPLOYEES CUSTOMER AND EMPLOYEE PROTECTIONS – COMMITTED TO HEALTH, SAFETY AND WELLNESS THROUGH EMPLOYEE BENEFIT PROGRAMS AND ROBUST PHYSICAL SECURITY INFRASTRUCTURE – CONSUMER PROTECTION PROGRAMS FOCUSED ON PRIVACY, REGULATORY COMPLIANCE AND DATA SECURITY DIVERSE WORKPLACE 56% 44% 56% 44% ALL EMPLOYEES MANAGEMENT GLOBAL GENDER WOMEN MEN 65% 35% 70% 30% ALL EMPLOYEES MANAGEMENT U.S. RACE & ETHNICITY DIVERSE NON-DIVERSE As of 12/31/2023

NASDAQ: FCFS U.S. PAWN SEGMENT P . 1 4 OVER 1,200 FULL-SERVICE U.S. LOCATIONS 29 STATES AND THE DISTRICT OF COLUMBIA F I R S T C A S H H O L D I N G S , I N C . . 1

F I R S T C A S H H O L D I N G S , I N C . P . 1 5 NASDAQ: FCFS 27 27 22 47 30 96 28 0 0 25 50 75 100 2018 2019 2020 2021 2022 2023 YTD 2024 U.S. PAWN MARKET IS LARGE AND HIGHLY FRAGMENTED — OVER 12,000 ESTIMATED PAWN SHOPS IN U.S. FIRSTCASH LOCATIONS FOCUSED IN MARKETS WITH: ‒ GROWING POPULATIONS ‒ FAVORABLE CUSTOMER DEMOGRAPHICS ‒ STABLE REGULATIONS ‒ OPPORTUNITIES TO FURTHER ADD LOCATIONS NV AK WA LA UT NE AZ CO TX MO OK IL IN OH GAAL FL KY TN NC VA WY SC 29 30 47 485 6 1 5 24 1 19 36 29 22 22 74 56 4724 87 49 23 13 27 MD 28 DC 3 FORT WORTH, TX FIRSTCASH HEADQUARTERS 2 MS 5 3 3 1 OR ND SD IA OVER 1,200 LOCATIONS CONTINUED GROWTH OPPORTUNITIES U.S. STORE ADDITIONS BY YEAR U.S. PAWN SEGMENT 29 U.S. STATES AND THE DISTRICT OF COLUMBIA As of 06/30/2024 INCLUDES 21 STORE ACQUISITION (APRIL 2024)

F I R S T C A S H H O L D I N G S , I N C . P . 1 6 NASDAQ: FCFSQ2 2024 U.S. PAWN SEGMENT HIGHLIGHTS $ IN U.S. MILLIONS $313 $377 $187 $223 $0 $100 $200 $300 $400 $500 Q2 2023 Q2 2024 Q2 2023 Q2 2024 REVENUE NET REVENUE RETAIL PAWN FEES SCRAP +20% +19% $280 $282 $257 $291 $341 $344 $316 $356 11% 14% 14% 11% 0% 8% 16% 24% $0 $125 $250 $375 Q3 2023 Q4 2023 Q1 2024 Q2 2024 ALL STORES PY ALL STORES CY SAME-STORES YOY % REVENUE SEGMENT CONTRIBUTION PAWN RECEIVABLES $72 $91 $0 $50 $100 $150 Q2 2023 Q2 2024 148% 174% 170% 156% 162% 162% 0% 70% 140% 210% $0 $400 $800 $1,200 2019 2020 2021 2022 2023 Q2 2024 PAWN FEES RETAIL GP SCRAP GP GP RETURN/EARNING ASSETS 57% 60% 59% 41% 43% 42% 21% 23% 24% 0% 25% 50% 75% Q 2 Q 3 Q 4 20 22 Q 1 Q 2 Q 3 Q 4 20 23 Q 1 Q 2 GROSS PROFIT MARGIN RETAIL MARGIN SEGMENT PRE-TAX PROFIT MARGIN RETURN ON EARNING ASSETSMARGINS +25% +22% YOY

FirstCash
Nasdaq: FCFS


FIRST CASH
EMPEÑO Y JOYERIA
ORO
PLATA
DIAMANTES
FIRST CASH
EMPEÑO Y JOYERIA
RELOJES
CELULARES
PANTALLAS

FirstCash®

LatAm Pawn Segment

Over 1,800 Latin America Locations in Four Countries

- Latin American markets remain receptive to pawn given the high concentration of unbanked and underbanked consumers
- FirstCash's well-established Latin American infrastructure and strong cash flows support the Company's long-term growth strategy in these markets
- Significant opportunity for continued de novo openings and acquisitions across the Company's existing markets in Latin America
- FirstCash continues to evaluate opportunities for expansion into additional Latin America markets

Pawn Locations by Country

Central + South America Operations:

101 Stores Across 3 Countries


El Salvador
Guatemala
Colombia
17
72
12

Mexico Operations:

1,716 Stores in all 32 States


1,716
Monterrey, MX
LatAm Headquarters

As of 06/30/2024

FIRSTCASH HOLDINGS, INC.
P. 17

F I R S T C A S H H O L D I N G S , I N C . P . 1 8 NASDAQ: FCFS $368 $417 $487 $557 $671 $553 $592 $675 $803 $826 $368 $485 $573 $666 $803 $725 $742 $839 $892 $892 $0 $200 $400 $600 $800 $1,000 2015 2016 2017 2018 2019 2020 2021 2022 2023 TTM Q2 2024 TOTAL REVENUE, USD $ CC TOTAL REVENUE, 2015 MXN @ 15.85 312 573 795 1,012 1,042 17 101 828 802 775 5 100 329 674 1,623 1,814 1,817 0 500 1,000 1,500 2,000 1999 2004 2009 2014 2019 2023 Q2 2024 DE NOVO OPENINGS ACQUISITIONS STORE COUNT TTM REVENUE GROWTH As of 06/30/2024 25 YEARS OF LATAM GROWTH STORE COUNT AND NET REVENUE — $ IN MILLIONS

F I R S T C A S H H O L D I N G S , I N C . P . 1 9 NASDAQ: FCFSQ2 2024 LATAM PAWN SEGMENT HIGHLIGHTS $ IN U.S. MILLIONS $192 $204 $102 $110 $0 $60 $120 $180 $240 $300 Q2 2023 Q2 2024 Q2 2023 Q2 2024 REVENUE NET REVENUE RETAIL PAWN FEES SCRAP +6% +8% $125 $109 $121 $135 $143 $128 $140 $135 3% 7% 8% 0% 8% 16% 24% $0 $60 $120 $180 Q3 2023 Q4 2023 Q1 2024 Q2 2024 ALL STORES PY ALL STORES CY CC SAME-STORES YOY % 0% REVENUE SEGMENT CONTRIBUTION PAWN RECEIVABLES $38 $37 $0 $20 $40 $60 Q2 2023 Q2 2024 178% 193% 195% 192% 196% 194% 0% 80% 160% 240% $0 $200 $400 $600 2019 2020 2021 2022 2023 Q2 2024 PAWN FEES RETAIL GP SCRAP GP GP RETURN/EARNING ASSETS 55% 53% 54% 37% 35% 36% 21% 20% 18% 0% 20% 40% 60% Q 2 Q 3 Q 4 20 22 Q 1 Q 2 Q 3 Q 4 20 23 Q 1 Q 2 GROSS PROFIT MARGIN RETAIL MARGIN SEGMENT PRE-TAX PROFIT MARGIN RETURN ON EARNING ASSETSMARGINS

P . 2 0F I R S T C A S H H O L D I N G S , I N C . RETAIL POS PAYMENT SOLUTIONS OPERATIONS NASDAQ: FCFS

AFF Acquisition Expands Product Offerings

Enhances FirstCash's Core Pawn Business

Diversifying FirstCash's business and providing a new source of revenue growth

1. Provides product and revenue diversification utilizing technology driven payment solutions
2. LTO payment option added in all U.S. pawn stores
3. Potential for AFF customers to return leased merchandise at the company's pawn locations
4. Longer term, FirstCash expects to explore opportunities for potential LTO and retail finance products in LatAm

FirstCash Consolidated Net Revenue Mix



4% Bank Loan
3% Retail Installment
83% Pawn
10% Lease-to-Own
AFF Products Represent 17% of Total

YTD June 2024

FirstCash Holdings, Inc.
P. 21

Retail POS Payment Solution Overview

FirstCash
NASDAQ: FCFS

Payment Solutions for All 50 States

Lease-to-Own | Retail Installment | Bank Loans

Apply — In Store or Online

Available at approximately 12,800 merchant partner locations

Instant Decisions — Total Transparency

Decisions are issued quickly upon review of application

Take Items Home — Same Day!

Customers take items home same day or arrange for delivery

Pay As You Go

Auto-Pay option managed online by the customer

POS Payment Transaction Originations by Product Category



Automotive
Furniture
Jewelry
22%
41%
10%
12%
15%
Elective Medical
Other

YTD June 2024

As of 06/30/2024

FIRSTCASH HOLDINGS, INC.
P. 22

F I R S T C A S H H O L D I N G S , I N C . P . 2 3 NASDAQ: FCFS 7,600 8,600 9,200 9,800 10,500 10,800 11,600 12,200 12,800 $0 $6,000 $12,000 $18,000 Q2 Q3 Q4 2022 Q1 Q2 Q3 Q4 2023 Q1 Q2 $214 $221 $238 $248 $251 $250 $263 $251 $0 $120 $240 $360 Q3 2023 Q4 2023 Q1 2024 Q2 2024 PRIOR YEAR CURRENT YEAR DOOR COUNT REVENUES SEGMENT CONTRIBUTIONGROSS TRANSACTION VOLUME $206 $221 $240 $250 $256 $251 $273 $256 $252 $0 $120 $240 $360 Q2 Q3 Q4 2022 Q1 Q2 Q3 Q4 2023 Q1 Q2 $28 $31 $23 $26 $39 $44 $33 $26 $0 $20 $40 $60 Q3 2023 Q4 2023 Q1 2024 Q2 2024 PRIOR YEAR CURRENT YEAR Q2 2024 AFF POS PAYMENT SOLUTIONS $ IN MILLIONS +22% YOY 1 1 1 2022 results are adjusted non-GAAP financial measures. See reconciliation of non-GAAP financial measures elsewhere in this presentation

NASDAQ: FCFS F I R S T C A S H H O L D I N G S , I N C . FINANCIAL HIGHLIGHTS P . 2 4

F I R S T C A S H H O L D I N G S , I N C . P . 2 5 NASDAQ: FCFS $2.56 $3.04 $5.36 $4.80 $5.23 $3.01 $3.94 $5.19 $6.06 $6.51 $0.00 $2.25 $4.50 $6.75 2020 2021 2022 2023 TTM Q2 2024 EPS ADJUSTED EPS 1 $107 $125 $253 $219 $237 $125 $161 $246 $277 $296 $0 $100 $200 $300 2020 2021 2022 2023 TTM Q2 2024 NET INCOME ADJUSTED NET INCOME 1 $1,631 $1,699 $2,729 $3,152 $3,306 $0 $1,200 $2,400 $3,600 2020 2021 2022 2023 TTM Q2 2024 REVENUE $214 $244 $497 $494 $525 $237 $290 $437 $512 $548 $0 $200 $400 $600 2020 2021 2022 2023 TTM Q2 2024 EBITDA ADJUSTED EBITDA 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation 1 CONSOLIDATED OPERATING HIGHLIGHTS $ IN MILLIONS, EXCEPT PER SHARE AMOUNTS

F I R S T C A S H H O L D I N G S , I N C . P . 2 6 NASDAQ: FCFS Q3 2024 DIVIDEND INCREASED TO $0.38; ANNUALIZES TO $1.52 PER SHARE $115 MILLION REMAINING FOR FUTURE SHARE REPURCHASES UNDER THE CURRENT AUTHORIZATION (JULY 2023) CASH DIVIDEND HISTORY ACTIVE SHARE REPURCHASE PROGRAM $0.125 $0.19 $0.22 $0.25 $0.27 $0.27 $0.30 $0.33 $0.35 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.30 $0.33 $0.35 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.33 $0.35 $0.38 $0.19 $0.20 $0.25 $0.27 $0.27 $0.30 $0.33 $0.35 $0.57 $0.77 $0.91 $1.02 $1.08 $1.17 $1.26 $1.36 $1.46 $0.00 $0.50 $1.00 $1.50 2016 2017 2018 2019 2020 2021 2022 2023 2024 RUN RATE QUARTER 1 QUARTER 2 QUARTER 3 QUARTER 4 $275 $114 $107 $50 $158 $114 $85 $93 $368 $482 $588 $638 $796 $910 $995 1,616 4,959 6,264 7,691 8,379 10,583 11,831 12,552 0 6,000 12,000 18,000 24,000 $0 $300 $600 $900 $1,200 2017 2018 2019 2020 2021 2022 2023 YTD 06/30/2024 CU M U LA TI VE C O U N T S H AR E R E PU RC H AS ED C U M U LA TI VE S H AR E R E PU RC H AS ES (M IL LI O N S) ANNUAL REPURCHASES – CURRENT YEAR CUMULATIVE COUNT SHARES REPURCHASED GOLD OUTLINE IDENTIFIES QUARTERLY DIVIDEND INCREASE As of 06/30/2024 CASH DIVIDENDS & SHARE REPURCHASES

F I R S T C A S H H O L D I N G S , I N C . P . 2 7 NASDAQ: FCFSGROWTH INVESTMENTS & SHAREHOLDER PAYOUTS SINCE 2010 — $ IN MILLIONS $0 $1,000 $2,000 $3,000 $4,000 STOCK REPURCHASES & DIVIDENDS ‒ OVER 17 MILLION SHARES REPURCHASED ‒ $387 MILLION IN CUMULATIVE DIVIDENDS PAID ACQUISITION INVESTMENTS ‒ 429 PAWN STORES ACQUIRED IN U.S. ‒ 870 PAWN STORES ACQUIRED IN LATIN AMERICA ‒ $487M CASH PORTION OF AFF ACQUISITION CAPITAL EXPENDITURES ‒ 865 DE NOVO STORE OPENINGS ‒ 361 PROPERTIES PURCHASED 1 2 3 CUMULATIVE TOTAL $4.0 BILLION $905 $1,622 $1,459 As of 06/30/2024

FirstCash
NASDAQ: FCFS

INVESTMENT RECAP

1 PAWN FOCUSED BUSINESS MODEL

- SMALL SECURED PAWN LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED OR NO ACCESS TO TRADITIONAL CREDIT PRODUCTS
- DIVERSIFIED LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE WITH STRONG MARGINS AND CASH FLOWS
- RESILIENT PAWN FOCUSED BUSINESS MODEL, WITH LIMITED CREDIT RISK

2 PROVEN MULTI-COUNTRY GROWTH STRATEGY

- MATURE U.S. BUSINESS GENERATES SIGNIFICANT CASH FLOW WITH CONTINUED GROWTH THROUGH SMALL ACQUISITIONS
- RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND LARGE FORMAT COMPETITION IS LIMITED
- ADDITIONAL GROWTH EXPECTED FROM RETAIL POS PAYMENT SOLUTION REVENUES

3 STRONG CASH FLOWS AND BALANCE SHEET SUPPORT:

- EARNING ASSET GROWTH
- ACQUISITIONS
- SHARE BUYBACKS
- DIVIDENDS

With over 12 million individual pre-owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas...


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FIRSTCASH HOLDINGS, INC.
P. 28

P . 2 9F I R S T C A S H H O L D I N G S , I N C . FINANCIAL APPENDIX NASDAQ: FCFS

F I R S T C A S H H O L D I N G S , I N C . P . 3 0 NASDAQ: FCFSNON-GAAP FINANCIAL INFORMATION Please reference the Form 10-Q filed on 07/29/2024 for further explanation THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW AND CONSTANT CURRENCY RESULTS AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GAAP, PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED UNDER THE SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S CORE OPERATING PERFORMANCE AND PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON-GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON-GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY-TITLED MEASURES OF OTHER COMPANIES. WHILE ACQUISITIONS ARE AN IMPORTANT PART OF THE COMPANY’S OVERALL STRATEGY, THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL CALCULATIONS TO EXCLUDE MERGER AND ACQUISITION EXPENSES IN ORDER TO ALLOW MORE ACCURATE COMPARISONS OF THE FINANCIAL RESULTS TO PRIOR PERIODS. IN ADDITION, THE COMPANY DOES NOT CONSIDER THESE MERGER AND ACQUISITION EXPENSES TO BE RELATED TO THE ORGANIC OPERATIONS OF THE ACQUIRED BUSINESSES OR ITS CONTINUING OPERATIONS, AND SUCH EXPENSES ARE GENERALLY NOT RELEVANT TO ASSESSING OR ESTIMATING THE LONG-TERM PERFORMANCE OF THE ACQUIRED BUSINESSES. MERGER AND ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH MERGER AND ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE-RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES, AMONG OTHERS. THE COMPANY HAS CERTAIN LEASES IN MEXICO WHICH ARE DENOMINATED IN U.S. DOLLARS. THE LEASE LIABILITY OF THESE U.S. DOLLAR-DENOMINATED LEASES, WHICH IS CONSIDERED A MONETARY LIABILITY, IS REMEASURED INTO MEXICAN PESOS USING CURRENT PERIOD EXCHANGE RATES, RESULTING IN THE RECOGNITION OF FOREIGN CURRENCY EXCHANGE GAINS OR LOSSES. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE THESE REMEASUREMENT GAINS OR LOSSES (I) BECAUSE THEY ARE NON-CASH, NON-OPERATING ITEMS THAT COULD CREATE VOLATILITY IN THE COMPANY’S CONSOLIDATED RESULTS OF OPERATIONS DUE TO THE MAGNITUDE OF THE END OF PERIOD LEASE LIABILITY BEING REMEASURED AND (II) TO IMPROVE COMPARABILITY OF CURRENT PERIODS PRESENTED WITH PRIOR PERIODS. THE COMPANY’S REPORTING CURRENCY IS THE U.S. DOLLAR, HOWEVER, CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS REPORT ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA, WHICH ARE TRANSACTED IN LOCAL CURRENCIES IN MEXICO, GUATEMALA AND COLOMBIA. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR, WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA, CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANT CURRENCY RESULTS REPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE PRIOR-YEAR COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD-OVER-PERIOD COMPARISONS. SEE THE LATIN AMERICA PAWN SEGMENT TABLES IN “RESULTS OF OPERATIONS” ABOVE FOR ADDITIONAL RECONCILIATION OF CERTAIN CONSTANT CURRENCY AMOUNTS TO AS REPORTED GAAP AMOUNTS.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

TO GAAP FINANCIAL MEASURES

FirstCash
NASDAQ: FCFS

	Y/E 2020	Y/E 2021	Y/E 2022	Y/E 2023	TTM Q2 2024
NET INCOME	$106,579	$124,909	$253,495	$219,301	$237,174
INCOME TAXES	37,120	41,593	70,138	73,548	80,001
DEPRECIATION AND AMORTIZATION[1]	42,105	45,906	103,832	109,161	107,574
INTEREST EXPENSE	29,344	32,386	70,708	93,243	101,880
INTEREST INCOME	(1,540)	(696)	(1,313)	(1,469)	(1,548)
EBITDA	$213,608	$244,098	$496,860	$493,784	$525,081
ADJUSTMENTS:					
MERGER AND ACQUISITION EXPENSES	1,316	15,449	3,739	7,922	9,600
NON-CASH FOREIGN CURRENCY (GAIN) LOSS RELATED TO LEASE LIABILITY	1,249	644	(1,329)	(2,540)	1,391
AFF PURCHASE ACCOUNTING ADJUSTMENTS	—	43,362	50,354	13,968	13,968
GAIN ON REVALUATION OF CONTINGENT ACQUISITION CONSIDERATION	—	(17,871)	(109,549)	—	—
OTHER EXPENSES (INCOME), NET	9,064	949	(2,731)	(1,402)	(1,877)
LOSS ON EXTINGUISHMENT OF DEBT	11,737	—	—	—	—
ADJUSTED EBITDA	$236,974	$289,631	$437,344	$511,732	$548,163

[1] Includes $53 million, $57 million, $57 million and $2 million of amortization expense related to identifiable intangible assets as a result of the AFF Acquisition for the twelve months ended June 30, 2024, December 31, 2023, 2022 and 2021, respectively, which is included in the add back of depreciation and amortization to net income used to calculate EBITDA.

	Y/E 2020	Y/E 2021	Y/E 2022	Y/E 2023	TTM Q2 2024
CASH FLOW FROM OPERATING ACTIVITIES	$222,264	$223,304	$469,305	$416,142	$439,192
CASH FLOW FROM INVESTING ACTIVITIES:					
PAWN LOANS, NET[2]	105,418	(73,340)	(35,817)	(34,978)	(56,053)
FINANCE RECEIVABLES, NET	1,590	(5,844)	(85,353)	(115,442)	(95,880)
PURCHASE OF FURNITURE, FIXTURES, EQUIPMENT AND IMPROVEMENTS	(37,543)	(42,022)	(35,586)	(60,148)	(74,464)
FREE CASH FLOW	$291,729	$102,098	$312,549	$205,574	$212,795
MERGER AND ACQUISITION EXPENSES PAID, NET OF TAX BENEFIT	991	11,872	2,878	6,089	7,380
ADJUSTED FREE CASH FLOW	$292,720	$113,970	$315,427	$211,663	$220,175

[2] Includes the funding of new loans net of cash repayments and recovery of principal through the sale of inventories acquired from forfeiture of pawn collateral.

	In Thousands Y/E 2020	Y/E 2021	Y/E 2022	Y/E 2023	TTM Q2 2024	Per Share Y/E 2020	Y/E 2021	Y/E 2022	Y/E 2023	TTM Q2 2024
NET INCOME AND DILUTED EARNINGS PER SHARE, AS REPORTED	$106,579	$124,909	$253,495	$219,301	$237,174	$2.56	$3.04	$5.36	$4.80	$5.23
ADJUSTMENTS, NET OF TAX:										
MERGER AND ACQUISITION EXPENSES	991	11,872	2,878	6,089	7,380	0.02	0.29	0.06	0.13	0.15
NON-CASH FOREIGN CURRENCY (GAIN) LOSS RELATED TO LEASE LIABILITY	874	451	(930)	(1,778)	973	0.02	0.01	(0.02)	(0.04)	0.02
AFF PURCHASE ACCOUNTING ADJUSTMENTS	—	37,278	82,432	54,341	51,497	—	0.91	1.74	1.19	1.13
GAIN ON REVALUATION OF CONTINGENT ACQUISITION CONSIDERATION	—	(13,761)	(90,035)	—	—	—	(0.33)	(1.91)	—	—
OTHER EXPENSES (INCOME), NET	7,672	730	(2,103)	(1,079)	(1,316)	0.19	0.02	(0.04)	(0.02)	(0.02)
LOSS ON EXTINGUISHMENT OF DEBT	9,037	—	—	—	—	0.22	—	—	—	—
ADJUSTED NET INCOME	$125,153	$161,479	$245,737	$276,874	$295,708	$3.01	$3.94	$5.19	$6.06	$6.51

	QTD Q3 2022	QTD Q4 2022	QTD Q1 2023	QTD Q2 2023	QTD Q3 2023	QTD Q4 2023	QTD Q1 2024	QTD Q2 2024
AFF REVENUE, AS REPORTED	$206,935	$212,668	$238,080	$247,997	$250,795	$249,628	$263,058	$251,369
AFF PURCHASE ACCOUNTING ADJUSTMENTS[3]	7,111	7,859	—	—	—	—	—	—
AFF ADJUSTED REVENUE	$214,046	$220,527	$238,080	$247,997	$250,795	$249,628	$263,058	$251,369

	QTD Q3 2022	QTD Q4 2022	QTD Q1 2023	QTD Q2 2023	QTD Q3 2023	QTD Q4 2023	QTD Q1 2024	QTD Q2 2024
AFF SEGMENT CONTRIBUTION, AS REPORTED	$20,091	$22,496	$23,197	$25,831	$39,449	$43,539	$33,149	$25,909
AFF PURCHASE ACCOUNTING ADJUSTMENTS[3]	7,950	8,760	—	—	—	—	—	—
AFF ADJUSTED SEGMENT CONTRIBUTION	$28,041	$31,256	$23,197	$25,831	$39,449	$43,539	$33,149	$25,909

[3] As a result of purchase accounting, AFF's as reported amounts contain significant fair value adjustments. The adjusted amounts exclude these fair value purchase accounting adjustments.

FIRSTCASH HOLDINGS, INC.
P. 31

F I R S T C A S H H O L D I N G S , I N C . P . 3 2 NASDAQ: FCFS GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817 886 6998 GET IN TOUCH WITH US INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817 258 2650